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                                                                    EXHIBIT 99.4


                 FACILITIES USE AND PURCHASE OPTION AGREEMENT
                    (Fayetteville Road Property Agreement)

                                    BETWEEN

                         BROWN STEEL CONTRACTORS, INC.

                                      AND

                         CALDWELL TANKS ALLIANCE, LLC


                                AUGUST 31, 1999

                 FACILITIES USE AND PURCHASE OPTION AGREEMENT
                 --------------------------------------------
                    (Fayetteville Road Property Agreement)



     THIS FACILITIES USE AND PURCHASE OPTION AGREEMENT ("Agreement") is made and entered into as of this 31st day of August, 1999, by and between (i) Brown Steel Contractors, Inc., a Georgia corporation ("Brown"), and (ii) Caldwell Tanks Alliance, llc, a Georgia limited liability company ("Caldwell") (collectively, the Parties").

     Recitals:

     A. Brown, certain of its Affiliates, Caldwell and Caldwell Tanks, Inc. are parties to an Amended and Restated Stock Purchase Agreement and Conversion to Asset Purchase Agreement dated as of August 31, 1999 (the "Purchase Agreement"), pursuant to which, among other transactions, Brown agreed to sell to Caldwell, at the Closing certain Assets of Brown, upon and subject to the terms and conditions set forth in the Purchase Agreement.

     B. It was a condition to the Closing and the obligations of Caldwell and Caldwell Tanks, Inc. under the Purchase Agreement and the other Ancillary Documents contemplated therein that Brown enter into this Agreement with Caldwell.

     C. This Agreement is the Fayetteville Road Property Agreement contemplated in the Purchase Agreement, and capitalized terms used but not defined herein shall have their same respective meanings as in the Purchase Agreement.

     AGREEMENT:

     NOW, THEREFORE, in consideration of the premises, the payment by Caldwell to Brown of the sum of Ten Dollars ($10.00), and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:
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      1.  OPTION TO PURCHASE FAYETTEVILLE ROAD PROPERTY.

               (a) Option. Brown hereby grants and conveys to Caldwell (and/or to any Person(s) designated in writing by Caldwell) an exclusive and irrevocable (except as otherwise provided in Section 3) right and option to purchase all of Brown's rights, title and interests under, in and to the real property of Brown located in Coweta County, Georgia at 521 Lower Fayetteville Road, Newnan, Georgia 30263, as more particularly described on Exhibit A attached hereto and
                                                 ---------
made a part hereof, including without limitation (i) any buildings, improvements, structures, fixtures, shrubs, trees, plants and appurtenances situated thereon or thereunder, any mineral rights in respect thereof, and any water rights and other rights appurtenant to that real property, and (ii) all easements and hereditaments appertaining to that real property, including all rights, title and interest of Brown (if any) in and to the streets, alleys, ways, easements and rights-of-way abutting or adjoining that real property (collectively, the "Fayetteville Road Property"), free and clear of all Encumbrances other than Permitted Encumbrances, and upon and subject to the terms and conditions set forth in this Agreement (the "Option"). The Option may be exercised by Caldwell (or its designee), in its discretion, at any time during the period commencing on the date hereof and expiring on the third (3rd) anniversary of the date hereof (the "Option Period"), upon delivery of written notice of exercise to Brown during the Option Period in accordance with Section
12.12 of the Purchase Agreement (the "Exercise Notice"). Caldwell shall be obligated to exercise the Option to the extent required under Section 6.17 of the Purchase Agreement, but not otherwise. Should Caldwell (or its designee) exercise the Option, this Agreement shall thereupon constitute a binding agreement of sale between Brown, on the one hand, and Caldwell and such designee, on the other hand, with respect to the Fayetteville Road Property.

               (b)  Option Purchase Price.

                      (i) Upon the exercise of the Option by Caldwell or its designee, the aggregate purchase price ("Purchase Price") payable by Caldwell (or such designee) to Brown for the Fayetteville Road Property shall be the sum of Four Hundred Eighty Thousand Dollars ($480,000), without interest or other adjustment (except for any accrued and unpaid User Fees (as hereinafter defined)), which shall be payable by Caldwell or such designee in

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

     immediately available funds at the "Closing" of the purchase as contemplated below. The obligation to pay the Purchase Price shall be joint and several as between Caldwell and any designee thereof.

                    (ii) Brown shall be entitled to no other compensation or benefits from Caldwell or its designee (if any) in the event Caldwell or such designee shall fail or refuse for any reason to exercise the Option; provided, that the foregoing shall not release Caldwell or Caldwell Tanks of or from any liability arising out of their breach of Section 6.17 of the Purchase Agreement by reason of the failure or refusal by Caldwell or its designee to exercise the Option during the Option Period as required thereunder.

               (c) Closing. Upon the exercise of the Option, the closing of the purchase and sale of the Fayetteville Road Property hereunder (the "Closing") shall occur on the thirtieth (30th) day following the delivery by Caldwell (or its designee) to Brown of the Exercise Notice described above; provided, that in the event the 30th day following such notice falls on a Saturday or Sunday, the Closing shall occur on the Monday next following that 30th day. The Closing shall occur at the offices of Greenebaum Doll & McDonald PLLC in Louisville, Kentucky at 10:00 a.m. local time on the appointed date. Notwithstanding the foregoing, the Parties may agree upon a different date, time and/or place for the Closing, provided such agreement is in writing. At the Closing, Brown shall deliver absolute possession of the Fayetteville Road Property to Caldwell or its designee (if any).

               (d) Investigation. From the date hereof through the expiration or earlier termination of this Agreement, Brown shall afford to the Representatives of Caldwell (and its designee, if any) complete access to the Fayetteville Road Property and the records of Brown (including computer files, retrieval programs and similar documentation and such access and information that may be necessary in connection with an environmental audit) to the extent Caldwell shall deem necessary or desirable, and shall furnish to Caldwell, its designee and their authorized Representatives such additional information concerning the Fayetteville Road Property as shall be reasonably requested, including all such information as shall be reasonably necessary or appropriate to enable Caldwell, its designee and their Representatives to verify the accuracy of the representations and warranties contained in this Agreement or the Purchase Agreement, and to verify that the covenants of Brown

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

contained in this Agreement and the Purchase Agreement have been complied with. Caldwell agrees that such investigation shall be conducted in such a manner as will not interfere unreasonably with the operations of Brown. No investigation made by Caldwell, its designee or their Representatives hereunder shall affect the representations and warranties of Brown made in this Agreement or in the Purchase Agreement.

               (e) Title Insurance. Brown will obtain, at its cost and expense, and deliver to Caldwell within ten (10) days after the date of delivery of an Exercise Notice, a commitment to issue the following title insurance with respect to the Fayetteville Road Property, meeting the following requirements, at the Closing:

                    (i) Commitment. With respect to each parcel of real estate included in the Fayetteville Road Property (each, a "Parcel"), a commitment to issue an ALTA Owner's Policy of Title Insurance (Form 10/17/92 or its nearest equivalent if a Parcel is located in a jurisdiction in which Form 10/17/92 is not available) (each a "Commitment"), which Commitment(s) shall be issued by a title insurer reasonably satisfactory to Caldwell, committing to insure the interest of Caldwell (and its relevant designee(s)) in each Parcel for an amount equal to the Purchase Price.

                    (ii) State of Title. Within ten (10) days after the receipt by Caldwell of a Commitment for a Parcel, Caldwell shall notify Brown of any exceptions to title contained in that Commitment which Caldwell (or its designee) finds, in its reasonable discretion, to be unacceptable to Caldwell (or such designee). Thereafter, Brown shall within five (5) days notify Caldwell of its intention to take such action as may be necessary to remove the exceptions objected to from the Commitment, and an endorsement to that Commitment shall be issued at least two (2) days prior to the Closing deleting the exceptions so objected to from that Commitment. All exceptions to title or survey issues as to each Parcel as to which Caldwell (and its designee) shall not object (or shall subsequently withdraw its objection) shall be deemed to be "Permitted Exceptions."

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

                    (iii) Further Commitment Requirements. In addition to the matters set forth in (i) and (ii) above, each Commitment shall further commit (A) to insure title to all recorded easements benefitting that Parcel, (B) to issue an ALTA Endorsement 3.1 (or equivalent) as to that Parcel, and (C) to issue a standard "non-imputation" endorsement.

                    (iv) Title at Closing. At the Closing, the state of title to each Parcel shall be such that the title company issuing the Commitment for that Parcel shall be prepared to and shall issue a title policy on the form mandated by Subsection (e)(i) above, insuring the interest of Caldwell (and its relevant designee) in that Parcel as a valid fee simple interest,
     (A) subject only to the Permitted Exceptions, (B) having deleted therefrom the standard exceptions for parties in possession, survey, rights of way and easements not of record and mechanics and materialmans liens, (C) insuring that the Parcel as described in the policy is the same property as is described in the Survey for that Parcel identified on Exhibit A attached
                                                              ---------
     hereto, (D) insuring the contiguity of the Parcel if the Parcel consists of more than one tract or lot, and (E) insuring direct and unencumbered pedestrian and vehicular access to the Parcel from each street or roadway adjacent to the Parcel. In the event the actual state of title to each Parcel is not as described above, the Closing regarding that Parcel shall not occur absent the prior written consent of Caldwell.

          (f) Further Assurances. Each of the Parties hereto shall, at any time following an exercise of the Option by Caldwell (or its designee), and from time to time, either before or after the Closing, upon the request of the appropriate Party, do, obtain, execute, acknowledge and deliver, or will cause to be done, obtained, executed, acknowledged and delivered, all such further acts, consents, assignments, transfers, conveyances, and assurances as may be reasonably required to complete the transactions contemplated in this Section 1.

          (g) Permits. The Parties agree to reasonably cooperate with and assist each other, at their respective cost and expense, upon an exercise of the Option to effect the transfer or assignment to Caldwell (or its designee) of any existing Governmental Authorizations of Brown relating to or required for the operation of the Fayetteville Road Property (to the extent not previously transferred or assigned to Caldwell as contemplated in the Purchase Agreement), and

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agree to file any notices, requests, applications and the like with all relevant
Governmental Bodies in connection with those Government Authorizations (or their assignment or transfer), including without limitation, any notices of the change in control and ownership of the Fayetteville Road Property required under applicable Legal Requirements for the continued use, maintenance and effectiveness of such Governmental Authorizations by Caldwell (or its designee).

          (h) No Assumption of Obligations. Caldwell and its designee (if any) shall not, by reason of any exercise of the Option, any purchase of the Fayetteville Road Property or otherwise, be deemed to have assumed or to in any manner have become responsible or liable for, and Brown agrees that it shall retain, pay, perform and discharge in full, any and all debts, obligations and liabilities of Brown of any nature, whether or not relating to the Fayetteville Road Property, and whether known or unknown, accrued or unaccrued, fixed, absolute, contingent or otherwise, including without limitation, any liabilities relating to any Contamination as contemplated in Section 6.17 of the Purchase Agreement; provided, that the foregoing provisions of this Section 1(h) shall not, and are not intended to, (x) eliminate, reduce or diminish (i) the agreement of Caldwell to pay, perform and discharge the Assumed Obligations, or
(ii) the agreement of Caldwell to indemnify the Brown Indemnitees as provided in
Section 2(f) of this Agreement, or (y) except to the extent the same are Retained Obligations, obligate Brown with respect to any matter arising after the Closing under this Agreement (other than for the performance of Brown's covenants expressly set forth herein).

          (i) Representations and Warranties. At the Closing, and upon delivery of the Deed contemplated in Section (j), below, Brown shall be deemed to have once again made to Caldwell (and its designee, if any) as of that date each of the representations and warranties of Brown set forth in the following Sections of the Purchase Agreement (limited to this Agreement or the Fayetteville Road Property where the context requires): 4.1, 4.7(g) (except for such casualties, damages, destruction of losses that have been cured and remain cured as of the Closing), 4.7(n), 4.7(p) (except for such disposals consisting of land or of any part of the building or of any other property having a value, individually or in the aggregate, of not more than $50,000), 4.7(u) (subject to the qualification that any material adverse effect on the business referred to therein is to the business of Caldwell), 4.10, 4.16 (but only to the extent that the matters referred to therein are not the subject of the Environmental Work Plan or the remediation activities of Brown referred to in Section 6.17 of the Purchase Agreement), 4.24 and 4.33; provided, that Brown shall have no responsibility or liability to Caldwell (or its designee) to the extent those representations and warranties (or any of them) prove to be inaccurate in any respect as of the Closing by reason of any actions or omissions on the part of Caldwell or the Caldwell Group (as hereinafter defined), other than Matrix and its Affiliates, occurring following the date hereof and prior to the Closing, or by reason of any matter as to which the Brown Indemnitees are entitled to indemnification as provided in Section 2(f) hereof.

          (j) Delivery of Deed. At the Closing, Brown agrees to deliver to Caldwell (or its designee) a Deed of Special Warranty in form reasonably satisfactory to Caldwell (the "Deed"), conveying good and marketable fee simple title to the Fayetteville Road Property to Caldwell (and/or such designee, as applicable), free and clear of all Encumbrances other than Permitted Encumbrances. Brown shall be obligated to pay all transfer Taxes due and owing in respect of the Deed, and Caldwell shall be obligated to cause the Deed to be recorded and to pay the recording costs thereof. Caldwell (and its designee) hereby waive any breach of the warranties contained in the Deed except to the extent the same also constitute a breach of any of the representations and warranties to be made by Brown as of the Closing as contemplated in Section 1(i) of this Agreement and except to the extent the same are also Retained Obligations.

          (k) Sales Taxes, Etc. Notwithstanding anything contained in this Agreement, the Purchase Agreement or any other Ancillary Document to the contrary, Brown shall be solely responsible for, and agrees to pay and discharge when due, any and all sales, use, transfer and other similar Taxes that may at any time be assessed against any of the Parties or Caldwell's designee by reason of the sale of the Fayetteville Road Property contemplated herein, or otherwise by reason of the consummation of the transactions contemplated in this Agreement.

          (l) Status of Title to Property; Compliance. From the date hereof through the Closing (or any earlier expiration or termination of the Option as contemplated in Section 3), Brown agrees not to grant or permit any Encumbrances (other than Permitted Encumbrances) against or on the Fayetteville Road Property, not to transfer or convey (whether voluntarily or involuntarily) Brown's fee simple interest (or any portion thereof) in the Fayetteville Road Property, and not to grant or create any leasehold interest or other similar interest in or regarding the Fayetteville Road Property, in any case without the prior written consent of Caldwell. Furthermore, Brown agrees to comply with each and every covenant and restriction of record and affecting the Fayetteville Road Property.

      2.  USE OF CERTAIN FACILITIES.

               (a) Grant of Right and License. Brown hereby grants to Caldwell, for itself and its suppliers, customers, Affiliates, Representatives and other invitees (collectively, the "Caldwell Group"):

                    (i) an exclusive and irrevocable (except as contemplated in Section 3) right and license, commencing on the date hereof and continuing until the third (3rd) anniversary of such date (or until an earlier termination of this right and license as contemplated in Section 3), to use and maintain, from time-to-time, for any lawful purpose or purposes, any and all building(s), facilities, fixtures and other improvements now or hereafter located on or appurtenant to the Fayetteville Road Property (collectively, the "Facilities"), including without limitation, to use those Facilities for the fabrication of steel plate and piping in support of the elevated water tank businesses of Caldwell and its Affiliates in the same manner as was conducted by Brown or its Affiliates prior to the date hereof; and

                    (ii) full right of access to, and ingress and egress over, the Fayetteville Road Property throughout that three-year period, to the extent necessary for the full use and enjoyment by Caldwell (and such other Persons) of the Facilities in accordance with this Section 2.

Brown agrees that it will not grant to any other Person (other than Caldwell and such other Persons described above) any right to utilize any of the Facilities throughout the term of this Agreement (and will not use those Facilities for Brown's own account), and further agrees that it will not cause or permit any of Brown's Representatives or any other Persons to enter onto the Fayetteville Road Property for any reason other than (A) to ensure compliance by Caldwell with the provisions of this

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

Agreement, (B) to undertake the Contamination remediation efforts contemplated in Section 6.17 of the Purchase Agreement, or (C) to address or remediate any other Environmental, Health and Safety Liabilities or any violation of Environmental Laws in compliance with those laws or the provisions of the Environmental Work Plan, or (D) to enable Brown to comply with the terms and provisions of this Agreement, including without limitation the provisions of
Section 1(i) hereof (and then only to the extent their entrance or presence on the Fayetteville Road Property will not unreasonably interfere with Caldwell's use, enjoyment and maintenance of the same). Brown shall be solely responsible for, and shall defend, indemnify and hold harmless Caldwell and its Affiliates and Representatives from and against, any and all Damages that they may suffer or incur by reason of the entrance or presence of those Representatives on the Fayetteville Road Property, but only to the extent not caused by the negligence or wilful misconduct of the Caldwell Group (other than Matrix and its Affiliates). Brown agrees that the rights granted to Caldwell as contemplated herein shall continue in force and effect following the third (3rd) anniversary of the date hereof until the Closing pursuant to any exercise by Caldwell of the Option in accordance with Section 1. Notwithstanding anything contained herein to the contrary, Caldwell shall not use the Facilities in any manner that would cause or result in a breach by Caldwell or Caldwell Tanks of any of their covenants or agreements set forth in the Non-Competition Agreement. Caldwell shall be entitled, throughout the term of this Agreement, and to the maximum extent permissible under applicable Legal Requirements, to rely upon, and to use and maintain the buildings, facilities, fixtures and other improvements on the Fayetteville Road Property pursuant to, all Governmental Authorizations of Brown relating to that property.

          (b)  Payments by Caldwell.

                    (i) In consideration of the right and license granted to it as contemplated above, Caldwell agrees to pay to Brown, each month during the Term of that right and license (prorated for partial months), a user fee of $3,000, without escalation or adjustment at any time hereafter (the "User Fee"). The User Fee for a particular month shall become due and payable to Brown on the fifth (5th) day of the month immediately following the month for which due, and shall be paid in immediately available funds. Upon the expiration or any earlier termination of the right and license (and related access rights) granted to Caldwell pursuant to this Section 2, Brown shall be entitled to receive the User Fee prorated through the date of expiration or termination, but shall be entitled to no other compensation or benefits in exchange for the right and license (and those access rights) granted to Caldwell.

                    (ii) Caldwell shall also pay or reimburse Brown for all taxes and similar impositions which may be levied, assessed or imposed upon the Fayetteville Road Property accruing or becoming due and payable during the term of this Agreement, provided that any such taxes shall be prorated between Brown and Caldwell as of the date of this Agreement for the first year and as of the expiration date of this Agreement for the last year. Caldwell shall not be required to pay any tax, assessment, tax lien or other imposition or charge upon or against the Fayetteville Road Property, or any part thereof, or the improvements situated thereon, so long as Caldwell shall, in good faith and with due diligence, contest the same or the validity thereof by appropriate legal proceeding which shall have the effect of preventing the collection of the tax, assessment, tax lien or other imposition or charge so contested.

                    (iii) During the term of this Agreement, Caldwell shall procure and maintain policies of insurance, at its own cost and expense, insuring the following:

                            (a) The improvements situated upon the Fayetteville Road Property against loss or damage by fire, lightning, wind storm, hail storm, aircraft, vehicles, smoke, explosion, riot or civil commotion as provided by the standard fire and extended coverage policy and all other risks of direct physical loss as insured against under special extended coverage endorsement. The insurance coverage shall be for not less than $500,000 with all proceeds of insurance payable to Caldwell, subject to the obligation of Caldwell provided in
          Section 2(g) below.

                            (b) Brown, the Matrix Indemnitees and Caldwell from all claims, demands or actions for injury to or death of any person in an amount of not less than Two Million Dollars ($2,000,000) for injury to death of more than one person in any one occurrence to the limit of One Million Dollars ($1,000,000), and for damage to property in an amount of not less than Seven Hundred Fifty Thousand Dollars

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          ($750,000) made by or on behalf of, any person or persons, firm or corporation arising from, related to or connected with the Fayetteville Road Property.

               Such insurance shall be with companies and in form, substance and amount (where not stated above) satisfactory to Brown.

               (iv) Caldwell shall pay the cost of all utilities and service to the property, including gas, water, sewer and electricity, incurred during the term of this Agreement.

          (c) Maintenance of Facilities; Limited Scope. Throughout the term of the right and license granted to it pursuant to this Section 2, Caldwell shall, at its expense, maintain the Facilities used by it in good working condition and repair, ordinary wear and tear excepted (but subject to the obligations of Brown, GSAC and Matrix under the Purchase Agreement and the other Ancillary Documents with respect to the Retained Obligations and any misrepresentation(s) or breach(es) of warranty by Brown, GSAC or Matrix with respect to the Facilities or the condition thereof). Subject to those obligations on the part of Brown, GSAC and Matrix, Caldwell shall be solely responsible for any Damages that it or its Affiliates or Representatives may suffer or incur resulting from or arising out of their use of or access to any of the Facilities pursuant to that right and license. The Parties acknowledge that neither Caldwell nor any of its Affiliates are, by reason of the right and license granted in this Section 2 or otherwise, acquiring any interests (whether leasehold or otherwise) in the fee simple title held by Brown in the Fayetteville Road Property on the date hereof, nor are Caldwell or any of its Affiliates undertaking any responsibility (whether to Brown, its Affiliates or any other Persons) for the Contamination or any other conditions at, affecting or relating to the Fayetteville Road Property as of the date hereof, for any future consequences of those conditions, or for any resulting Environmental, Health and Safety Liabilities or violations of applicable Legal Requirements, it being expressly understood and agreed that all such responsibility shall remain a Retained Obligation from and after the date hereof unless and to the extent any related Damages are the result of any actions or inaction (where they had a duty or obligation to act) of the Caldwell Group (other than Matrix or any of its Affiliates).

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          (d)  Additions to Facilities. During the term of its right and license under this Section 2, Caldwell shall be entitled, at its expense, to construct on the Fayetteville Road Property, and to install on or in connection with the Facilities, such enhancements and improvements thereto as Caldwell shall determine and as shall not materially damage or otherwise materially adversely affect the use or value of the Facilities (including without limitation, the new or modified paint booth facilities contemplated in the Environmental Work Plan), provided such enhancements and/or improvements otherwise comply with all applicable Legal Requirements. Upon their construction or installation, all such enhancements and improvements shall constitute part of the Fayetteville Road Property for all purposes, shall be the property of Brown, and shall become subject to the Option; provided, that upon the exercise of the Option Caldwell (or its designee) shall not be obligated to pay any additional amounts above the Purchase Price to purchase those enhancements and/or improvements. In the event the right and license provided for in this Section 2 shall expire or be terminated as contemplated in Section 3, and thereafter the Option shall expire in accordance with its terms prior to any exercise of the same by Caldwell or its designee, then Caldwell shall be deemed to have abandoned all such enhancements and improvements, and the same shall remain the property of Brown.

          (e) Cooperation. Caldwell and Brown agree to reasonably cooperate with each other and their Representatives in order to permit Brown to undertake and satisfy the matters referred to in clauses (A) through (D) of Section 2(a) hereof, while at the same time minimizing the adverse effects of such activities by Brown on the business and operations of Caldwell on the Fayetteville Road Property.

          (f) Caldwell Indemnity. Caldwell hereby agrees to indemnify Brown and its Affiliates for any Damages they may suffer by reason of: (i) the use or occupancy by Caldwell of the Fayetteville Road Property during the term of this Agreement, including any accident, injury to or death of persons or loss of or damage to property occurring on or about the Fayetteville Road Property or any part thereof or the adjoining properties, sidewalks, curbs, streets or ways;
(ii) any failure on the part of Caldwell to perform or comply with any of the terms of this Agreement; or (iii) the performance of any labor

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or services or the furnishing of any materials or other property in respect of the Fayetteville Road Property or any part thereof (other than the performance of labor or services or the furnishing of any materials or other property (A) pursuant to the Fabrication Services Agreement or any other agreement between Matrix or any of its Affiliates and Caldwell or any of its Affiliates, or (B) pursuant to the Orion Contract); except, in each case, to the extent the same
(y) is a Retained Obligation or is a breach or misrepresentation of any covenant, agreement, representation or warranty of Brown, Matrix or GSAC in this Agreement, the Purchase Agreement or any other Ancillary Document, or (z) results from or arises out of any actions or inaction (where they had a duty or obligation to act) of Brown, Matrix, GSAC or any of their Representatives; provided that the foregoing indemnification obligation of Caldwell shall apply to accidents, injuries or deaths of Brown's or its Affiliates' Representatives, and to damages to Brown's or its Affiliates' property, in either case while located on the Fayetteville Road Property only to the extent resulting from or arising out of the negligence or willful misconduct of Caldwell, its Affiliates or its or their Representatives.

          (g) Repair. In the event of damage to, or destruction of, any improvements on the Fayetteville Road Property, or of the fixtures and equipment therein, during the term of this Agreement by fire or other casualty, Caldwell shall promptly, at its expense, repair, restore or rebuild the same to the extent that it shall deem necessary or desirable in connection with the requirements of its business, provided that, upon the completion of such repairs, restoration or rebuilding, the value and rental value of the improvements upon the Fayetteville Road Property shall be substantially equal to the value and rental of the improvements thereon immediately prior to the happening of such fire or other casualty.

          (h) Condemnation. If the whole of the Fayetteville Road Property, or so much thereof, including a portion of the improvements, shall be taken or condemned for a public use and as a result thereof the balance of the Fayetteville Road Property cannot be used for the purposes intended by this Agreement, then, at the option of Caldwell: (i) this Agreement shall terminate when possession of the Fayetteville Road Property shall be so taken and surrendered, and any award, compensation or damages (hereinafter sometimes called the "award"), shall be paid to and be the sole property of Brown, whether such award shall be made as compensation for diminution of the value of the license granted hereby or the fee of the Fayetteville Road Property or otherwise, and Caldwell hereby assigns to Brown all of Caldwell's right, title and interest in and to any and all such award;

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or (ii) Caldwell (or its designee) may exercise the Option, purchase the
Fayetteville Road Property from Brown as contemplated above, and retain the entire award of such condemnation for the sole account of Caldwell (or its designee). Caldwell shall continue to pay the amounts required under this Agreement until the term is so terminated or the Fayetteville Road Property is so purchased from Brown.

          (i) Certain Actions Prohibited. Caldwell shall not, without Brown's prior written consent, sublicense the Fayetteville Road Property or any part thereof, or permit the use or occupancy of the Fayetteville Road Property or any part thereof by anyone other than Caldwell or its Affiliates and Representatives. Brown agrees that it will not unreasonably withhold its consent.

     3. Termination. This Agreement shall continue in force and effect from and after the date hereof through the third (3rd) anniversary of such date unless terminated earlier (in whole or in part) in the manner provided for in this
Section 3, but may not be terminated by the Parties in any other manner or for any other reason.

          (a) Termination by Caldwell. Caldwell shall be entitled, at its option, to either: (i) terminate this Agreement in its entirety; or (ii) terminate the right and license (and related access rights) and other provisions of Section 2 of this Agreement, without terminating the remainder of this Agreement (including without limitation, the Option); in the event: (A) Caldwell shall determine, in good faith, that such termination is necessary in order to reduce or mitigate its risk of responsibility for any Environmental, Health and Safety Liabilities at or associated with the Fayetteville Road Property or the use or occupancy thereof; or (B) Caldwell shall determine, in good faith, that Brown, GSAC and Matrix shall not cause the Fayetteville Road Property to achieve the "Remediation Levels" contemplated in Section 6.17 of the Purchase Agreement prior to the third (3rd) anniversary of the Closing Date; or (C) Brown shall breach or default under any covenant or agreement of Brown contained in this Agreement, and such breach or default shall remain uncured for a period of thirty (30) days after written notice thereof to Brown. A termination by Caldwell as contemplated in (A) or (B) above shall be effected upon delivery by Caldwell to Brown of thirty (30) days prior written notice of termination, and a termination by Caldwell as contemplated in (C) above shall be effected upon delivery by Caldwell to Brown of written notice of termination. Upon any termination of this Agreement as contemplated above, Caldwell shall vacate the Fayetteville Road Property and return possession of the same to Brown within ten
(10) days after the effective date of termination, subject, in the case of a termination pursuant to subclause (ii) above, to Caldwell's (or its designee's) right to later acquire the Fayetteville Road Property pursuant to the Option. Notwithstanding any termination pursuant to subclause (ii), above, Caldwell shall continue to thereafter pay Brown the User Fee throughout the remaining term of this Agreement.

          (b) Termination by Brown. Brown shall be entitled to terminate this Agreement in its entirety in the event Caldwell shall fail at any time to pay the User Fee to Brown by the due date therefor, and such payment default is not cured by Caldwell within ten (10) days following its receipt of notice thereof from Brown. Brown shall not be entitled to terminate this Agreement, in whole or in part, by reason of any other breach or default by Caldwell under this Agreement or for any other reason, it being understood and agreed that Brown's sole recourse in the event of such other breach or default shall be to seek specific performance of Caldwell's obligations hereunder, the recovery of Damages from Caldwell for such breach or default, and indemnification from Caldwell and Caldwell Tanks as contemplated in the Purchase Agreement.

          (c) Termination upon Purchase. This Agreement shall terminate in its entirety without further action on the part of either Party, immediately upon the purchase by Caldwell (or its designee) of the Fayetteville Road Property from Brown (or its successors or permitted assigns), whether pursuant to the Option or otherwise.

          (d) Termination by Mutual Agreement. This Agreement may also be terminated, in whole or in part, by the mutual written agreement of the Parties.

          (e) Effect of Expiration or Termination. No expiration or earlier termination of this Agreement, in whole or in part, as contemplated above shall be deemed to release any Party of or from responsibility for any breach or default by that Party occurring prior to the expiration or termination, or for any rights of indemnity provided under this Agreement, which responsibility shall continue thereafter until discharged in full.

     4. Remedies. In the event (a) either Party shall fail to fully perform or comply with any of its respective covenants, agreements or other obligations hereunder, including, but not limited to, Brown's obligations to execute and deliver the Deed as contemplated in Section 1(j), or (b) any representation or warranty made (or deemed to be made) by Brown herein shall prove to have been untrue as of the Closing, or (c) any petition in bankruptcy or other similar petition shall be filed by or against Brown, or (d) any assignment or composition for the benefit of creditors shall be made or entered into by Brown, or (e) any judgment or proceeding is entered or brought against Brown or the Fayetteville Road Property to foreclose any Encumbrance on the Fayetteville Road Property or any portion thereof, then the other Party may, in its sole discretion, pursue any and all remedies that may be available to it at law, in equity, by contract or otherwise, including without limitation, initiating an action to compel specific performance of this Agreement by the non-performing Party, to recover Damages for breach, and/or to exercise its termination rights (if any) provided for in Section 3, all of which remedies shall be cumulative to the maximum extent permissible under applicable Legal Requirements.

      5. Brokers' Commissions. Each Party hereby represents and warrants to the other that no real estate commission, broker's fee or other similar fee or commission is now or shall at any time be due with respect to this Agreement or in connection with the Option or any sale or purchase of the Fayetteville Road Property. If any claims for such fees are made against either of the Parties in connection with this transaction, all such claims shall be handled and paid by the Party whose actions or alleged commitments formed the basis of such claim, and such Party further agrees to indemnify and hold harmless the other Party from and against any and all such claims or demands.

      6. Entry Upon Property. From the date hereof through the Closing (or any earlier expiration of the Option), Caldwell, its designee (if any) and their Representatives shall have the right to enter upon the Fayetteville Road Property from time to time, and the right of ingress and egress over, through and from the Fayetteville Road Property, for the purpose of inspecting, testing, making surveys, conducting soil and environmental tests, and making such other reasonable observations and inspections of the Fayetteville Road Property as are deemed necessary or appropriate by Caldwell, in addition to the other use and access rights granted to Caldwell pursuant to Section 2.

      7. Entire Agreement. This Agreement and the Purchase Agreement (of which Caldwell is a third-party beneficiary) constitute the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements, whether oral or written, pertaining to their subject matter. This Agreement (and the provisions hereof) may be amended, modified or waived only by a written instrument signed by each Party or, in the case of a waiver, by the waiving Party.

      8. Binding Effect; Assignments. This Agreement shall be binding upon and inure to the benefit of each of the Parties hereto and their respective successors and permitted assigns. This Agreement and the rights and interests of Caldwell hereunder may be assigned or transferred, in whole or in part, by Caldwell to any of its Affiliates without the prior consent of Brown; provided that no such assignment or transfer shall release Caldwell from its obligations hereunder.

      9. Governing Law. This Agreement and the rights of the parties hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Georgia, without regard to its conflicts of laws rules.

      10. Time of the Essence. Time is of the essence in the performance of this Agreement.

      11. Recording. Brown agrees that Caldwell Tanks shall be entitled, at its expense, to record one or more originals or copies of this Agreement with such Governmental Bodies as Caldwell shall deem appropriate to protect its rights and interests granted hereby. The Parties agree to execute such amendments to this Agreement as shall be required so that the same shall be in form suitable for such recording, to the extent not already in recordable form.

      12. Rights Run With Land. The Parties acknowledge and agree that the rights and interests granted to Caldwell under or pursuant to this Agreement, including without limitation, the Option and the use and access rights granted pursuant to Section 2, shall "run with the Fayetteville Road Property," and shall be binding on any voluntary or involuntary successor, transferee, or assignee of Brown's interests in the Fayetteville Road Property (or any of those interests) for all purposes.

      13. Defense of Third Party Actions. Brown agrees that it shall, at its expense, use its best efforts to defend the rights and interests granted to Caldwell pursuant to this Agreement against any and all actions by third-Persons seeking to challenge those rights or any rights or interests of Brown in or to the Fayetteville Road Property.

      IN TESTIMONY WHEREOF, witness the signatures of Brown and Caldwell as of the date first above written.


                                        Brown Steel Contractors, Inc.

                                        By:_____________________________________

                                        Title:__________________________________

                                        Attest:_________________________________

                                        Title:__________________________________

                                                       ("Brown")


Signed, sealed and delivered
In the presence of:

____________________________________
Witness

____________________________________
Notary Public


                                        Caldwell Tanks Alliance, llc


                                        By:_____________________________________

                                        Title:__________________________________

                                        Attest:_________________________________

                                        Title:__________________________________

                                                       ("Caldwell")

Signed, sealed and delivered
In the presence of:

____________________________________
Witness

____________________________________
Notary Public

The foregoing instrument was prepared by:



____________________________________
Patrick R. Northam, Esq.
Greenebaum Doll & McDonald PLLC
3300 National City Tower
Louisville, Kentucky  40202
(502) 587-3774

                                  EXHIBIT  A

                             PROPERTY DESCRIPTION



                               [To Be Completed]